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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 8, 2000




                                 PERRIGO COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)







    MICHIGAN                     0-19725                       38-2799573
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(State of other               (Commission                  (I.R.S. Employer
Jurisdiction of                File Number)                 Identification
 Incorporation)                                             Number)




515 Eastern Avenue, Allegan, Michigan                   49010
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
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ITEM 5.  Other Events

      The Perrigo Company issued a press release on November 8, 2000 announcing that in response to recommendations from the Food and Drug Administration (FDA) it has halted shipments of all products containing the ingredient
Phenylpropanolamine (PPA), effective immediately.

      The press release issued on November 8 is presented as Exhibit 99.

      Certain statements in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended and are subject to the safe harbor created thereby. Please refer to pages 23-27 of the Company's Form 10-K for the year ended July 1, 2000 for a discussion of certain important factors that relate to forward-looking statements contained in this press release. Although the Company believes that the expectations reflected in any such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.




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ITEM 7(c). Exhibits

Exhibit 99                 Press Release issued November 8, 2000















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                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERRIGO COMPANY
                                          (Registrant)



                                          By: /s/ Douglas R. Schrank
                                              ----------------------------------
Dated: November 8, 2000                       Douglas R. Schrank
                                              Executive Vice President and
                                              Chief Financial Officer









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                                  Exhibit Index


Exhibit 99           Press Release